STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

Certified Copy

September 7, 2018

Job Number: C20180907-0716
Reference Number: 00011088157-51
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20180396000-69	Certificate of Designation	4 Pages/1 Copies

Respectfully,

Barbara K. Cegavske
Secretary of State

Certified By: Ashley Pion
Certificate Number: C20180907-0716

150103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
[signature]	20180396000-69
Barbara K. Cegavske	Filing Date and Time
Secretary of State	09/07/2018 10:00 AM
State of Nevada	Entity Number
	E0390892012-4

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

Sharing Economy International Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

A series of Preferred Stock is hereby designated as the Corporation's Series A Preferred Stock, par value of $0.001 per share (the "Series A Preferred Stock"), the number of shares of which are so designated is 10,000,000 shares of Series A Preferred Stock; See Certificate of Designation attached for Series A Preferred Stock.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X 吴建华

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION
OF
SHARING ECONOMY INTERNATIONAL INC.
ESTABLISHING THE DESIGNATIONS, PREFERENCES,
LIMITATIONS AND RELATIVE RIGHTS OF ITS
SERIES A PREFERRED STOCK

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the "**NRS**"), Sharing Economy International Inc., a corporation organized and existing under the NRS (the "**Company**"),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors ("**Board**") by the Articles of Incorporation, as amended, of the Company, and pursuant to Section 78.1955 of the NRS, the Board, by unanimous written consent of all members of the Board effective on September 5, 2018, duly adopted a resolution providing for the issuance of a series of Series A Preferred Stock, which resolution is and reads as follows:

RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of the Company by the provisions of the Articles of Incorporation of the Company, as amended, a series of the preferred stock, par value $0.001 per share, of the Company be, and it hereby is, established; and it is further

RESOLVED, that the series of preferred stock of the Company be, and it hereby is, given the distinctive designation of "Series A Preferred Stock"; and it is further

RESOLVED, that the Series A Preferred Stock shall consist of 10,000,000 shares; and it is further

RESOLVED, that the Series A Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth below (the "**Designation**" or "**Certificate of Designations**"):

SECTION 1. DESIGNATION OF SERIES. The shares of such series shall be designated as the "Series A Preferred Stock" ("**Series A Preferred Stock**") and the number of shares initially constituting such series shall be up to 10,000,000 shares.

SECTION 2. DIVIDENDS. The holders of the Series A Preferred Stock shall not be entitled to receive dividends.

SECTION 3. LIQUIDATION PREFERENCE. The holders of the Series A Preferred Stock shall not be entitled to any liquidation preference.

SECTION 4. VOTING. The holders of the Series A Preferred Stock shall not have any right to vote.

SECTION 5. CONVERSION RIGHTS. On or after the date that is six (6) months after the date the Series A Preferred Stock is fully paid for and issued by the Company, each holder of Series A Preferred Stock shall, upon written notice to the Company, have the right to convert every one (1) share of Series A Preferred Stock held by such holder into one (1) share of common stock, par value $0.001 per share ("**Common Stock**"). Notwithstanding the foregoing, the Company shall not affect any conversion of Series A Preferred Stock into Common Stock, and the holder shall not have the right to convert any portion of the Series A Preferred Stock held by such holder, pursuant to Section 5, to the extent that after giving effect to such conversion, such holder would be deemed to beneficially own in excess of the Beneficial Ownership Limitation. The "Beneficial Ownership Limitation" shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the conversion of Series A Preferred Stock into Common Stock.

SECTION 6. TRANSFER RIGHTS. The Series A Preferred Stock shall not be able to be sold, assigned, disposed of, distributed, pledged or otherwise transferred (each a "**Holder Transfer**") by the original holder thereof, unless such Holder Transfer is approved in writing, prior to such Holder Transfer being effective, by consent of the Company's Board of Directors

SECTION 7. NOTICES. Any notice required hereby to be given to the holders of shares of the Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company.

SECTION 8. MISCELLANEOUS.

(a) The headings of the various sections and subsections of this Certificate of Designation are for convenience of reference only and shall not affect the interpretation of any of the provisions of this Certificate of Designation.

(b) Whenever possible, each provision of this Certificate of Designation shall be interpreted in a manner as to be effective and valid under applicable law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Certificate of Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Certificate of Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

(c) Except as may otherwise be required by law, the shares of the Series A Preferred Stock shall not have any powers, designations, preferences or other special rights, other than those specifically set forth in this Certificate of Designation.

IN WITNESS WHEREOF, the Company has caused this "Certificate of Designations of Sharing Economy International Inc. Establishing the Designations, Preferences, Limitations and Relative Rights of its Series A Preferred Stock" to be duly executed by its Chief Executive Officer on September 5, 2018.

SHARING ECONOMY INTERNATIONAL INC.

/s/ Jianhua Wu
Jianhua Wu
Chief Executive Officer